UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
  _____________________________________________________
FORM 8-K
 _____________________________________________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): April 21, 2017
  _____________________________________________________
 CHOICE HOTELS INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)
 _____________________________________________________

Delaware	001-13393	52-1209792
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1 Choice Hotels Circle, Suite 400, Rockville, Maryland	20850
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (301) 592-5000
  _____________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.
At the 2017 Annual Meeting held on April 21, 2017, five proposals were submitted to the Company's stockholders. The final voting results of these proposals were as follows:
Proposal 1
The Company's stockholders elected the following nine directors to serve for a one-year term ending at the 2018 Annual Meeting, or until their respective successors are elected and qualified. The voting results are set forth below:

	Votes For	Votes Against	Votes Abstained	Broker Non-Vote
Barbara T. Alexander	49,939,225	65,294	10,205	3,087,686
Steward W. Bainum, Jr.	49,554,170	439,718	20,836	3,087,686
William L. Jews	49,539,162	464,382	11,140	3,087,686
Stephen P. Joyce	49,972,531	20,815	21,378	3,087,686
Monte J. M. Koch	49,795,916	208,666	10,142	3,087,686
Liza K. Landsman	49,993,561	10,753	10,370	3,087,686
Scott A. Renschler.	49,612,676	389,158	12,890	3,087,686
Ervin R. Shames	49,545,769	457,785	11,170	3,087,686
John P. Tague	49,793,215	211,059	10,410	3,087,686
Proposal 2
The Company's stockholders approved an advisory vote for annual advisory votes on executive compensation. The voting results are set forth below:

1 Year	2 Years	3 Years	Abstain	Broker Non-Vote
47,158,582	43,280	2,756,361	56,471	3,087,686
In accordance with voting results for Proposal 2, and consistent with the recommendation of the Board of Directors, the Company has determined that future advisory votes on executive compensation will be held every year. Accordingly, the next advisory vote on executive compensation will be head at the Annual Meeting of Stockholders in 2018.
Proposal 3
The Company's stockholders approved an advisory vote on executive compensation. The voting results are set forth below:

Votes For	Votes Against	Votes Abstained	Broker Non-Vote
49,642,951	306,794	64,949	3,087,686
Proposal 4
The Company's stockholders approved the Choice Hotels International, Inc. 2017 Long-Term Incentive Plan. The voting results are set forth below:

Votes For	Votes Against	Votes Abstained	Broker Non-Vote
48,691,383	1,288,199	35,112	3,087,686

Proposal 5
The Company’s stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017. The voting results are set forth below:

Votes For	Votes Against	Votes Abstained	Broker Non-Vote
53,075,184	13,839	13,357	0

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit 10.1  Choice Hotels International, Inc. 2017 Long-Term Incentive Plan

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	April 24, 2017	/s/ Simone Wu
Simone Wu
Senior Vice President, General Counsel, Corporate Secretary & External Affairs